UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2025

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place, Austin, Minnesota	55912-3680
(Address of principal executive offices)	(Zip Code)

(507) 437-5611
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 20, 2025, the Board of Directors (the Board) of Hormel Foods Corporation (the Company) elected Jeffrey Ettinger to the Board, effective March 21, 2025. Mr. Ettinger joins the Board’s Governance Committee and ad hoc CEO Search Committee effective as of the same date.

Mr. Ettinger will receive the same compensation as other non-employee directors, as set forth under “Compensation of Directors” in the Company’s definitive proxy statement for its 2025 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on December 18, 2024.

Section 7 – REGULATION FD

Item 7.01    Regulation FD Disclosure

On March 20, 2025, the Company issued a press release announcing Mr. Ettinger’s election to the Board. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99	Press release issued March 20, 2025.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: March 20, 2025	By:	/s/ PAUL R. KUEHNEMAN
PAUL R. KUEHNEMAN
Vice President and Controller
Principal Accounting Officer

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